Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

SALES

FOR THE PERIOD ENDED DECEMBER 31, 2003

($ in millions)

Quarter-to-Date

					Percentage Change
	2003		2002		Including Foreign Exchange	Excluding Foreign Exchange
	Amount	% of Total	Amount	% of Total

Pharmaceuticals	$4,034	72.4%	$3,364	70.2%	20%	15%
US Pharmaceuticals	2,250	40.4%	1,804	37.6%	25%	25%
Primary Care	1,876	33.7%	1,503	31.3%	25%	25%
Oncology/Virology	374	6.7%	301	6.3%	24%	24%
Latin America/Canada	282	5.1%	238	5.0%	18%	13%
Europe and Middle East Medicines	1,165	20.9%	978	20.4%	19%	5%
Asia/Pacific Medicines	316	5.7%	277	5.8%	14%	4%
Oncology Therapeutics Network	589	10.6%	532	11.1%	11%	11%
Nutritionals	506	9.1%	463	9.6%	9%	9%
Other Healthcare	442	7.9%	435	9.1%	2%	-3%
ConvaTec	226	4.0%	205	4.3%	10%	2%
Medical Imaging	126	2.3%	125	2.6%	1%	-1%
Consumer Medicines	90	1.6%	105	2.2%	-14%	-17%
Total Company	$5,571	100.0%	$4,794	100.0%	16%	12%

Year-to-Date

					Percentage Change
	2003		2002		Including Foreign Exchange	Excluding Foreign Exchange
	Amount	% of Total	Amount	% of Total

Pharmaceuticals	$14,869	71.9%	$12,805	70.7%	16%	11%
US Pharmaceuticals	8,292	40.1%	7,137	39.4%	16%	16%
Primary Care	6,687	32.3%	5,602	30.9%	19%	19%
Oncology/Virology	1,605	7.8%	1,535	8.5%	5%	5%
Latin America/Canada	997	4.8%	882	4.9%	13%	17%
Europe and Middle East Medicines	4,324	20.9%	3,592	19.8%	20%	4%
Asia/Pacific Medicines	1,059	5.1%	936	5.2%	13%	5%
Oncology Therapeutics Network	2,241	10.9%	1,900	10.5%	18%	18%
Nutritionals	1,889	9.1%	1,828	10.1%	3%	4%
Other Healthcare	1,672	8.1%	1,586	8.7%	5%	—
ConvaTec	828	4.0%	744	4.1%	11%	2%
Medical Imaging	504	2.4%	465	2.5%	8%	7%
Consumer Medicines	340	1.7%	377	2.1%	-10%	-12%
Total Company	$20,671	100.0%	$18,119	100.0%	14%	10%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2003

(DOLLARS IN MILLIONS)

QUARTER-TO-DATE

Pharmaceuticals	Beauty Care	Oncology Therapeutics Network	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Company
Price Increases(Decreases)	—	—	1%	1%	3%	—	—
Foreign Exchange	5%	—	—	8%	2%	3%	4%
Volume	15%	11%	8%	1%	-4%	-17%	12%
Total Change	20%	11%	9%	10%	1%	-14%	16

Total 2003 Period to Date Sales	$4,034	$589	$506	$226	$126	$90	$5,571
Total 2002 Period to Date Sales	$3,364	$532	$463	$205	$125	$105	$4,794

YEAR-TO-DATE

Pharmaceuticals	Beauty Care	Oncology Therapeutics Network	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Company
Price Increases(Decreases)	2%	—	—	—	4%	—	1%
Foreign Exchange	5%	—	-1%	9%	1%	2%	4%
Volume	9%	18%	4%	2%	3%	-12%	9%
Total Change	16%	18%	3%	11%	8%	-10%	14

Total 2003 Period to Date Sales	$14,869	$2,241	$1,889	$828	$504	$340	$20,671
Total 2002 Period to Date Sales	$12,805	$1,900	$1,828	$744	$465	$377	$18,119

BRISTOL-MYERS SQUIBB COMPANY

2003 FOURTH QUARTER REVIEW *

($ in Millions)

Corporate Overview - Continuing Operations

Revenues:

	2003	% of Total	2002	% of Total	% Var.

Pharmaceuticals	$4,034	72.4%	$3,364	70.2%	20%
Oncology Therapeutics Network	589	10.6%	532	11.1%	11%
Nutritionals	506	9.1%	463	9.6%	9%
Other Healtcare	442	7.9%	435	9.1%	2%
ConvaTec	226	4.0%	205	4.3%	10%
Medical Imaging	126	2.3%	125	2.6%	1%
Consumer Medicines	90	1.6%	105	2.2%	-14%
	5,571	100.0%	4,794	100.0%	16%

Expenses:

		% of Sales		% of Sales	% Var.

COGS	2,080	37.3%	1,842	38.4%	13%
SG&A	1,289	23.2%	1,121	23.4%	15%
Adv. & Promo.	464	8.4%	390	8.1%	19%
R&D	714	12.8%	660	13.8%	8%
Acquired in-process research & development	—	—	2	—	-100%
Provision for restructuring	8	0.1%	24	0.5%	-67%
Litigation settlement	240	4.3%	—	—	—
Equity income from affiliates, net	(26)	-0.5%	(23)	-0.5%	13%
Other (Inc)/Exp, net	(29)	-0.5%	166	3.5%	-117%

	4,740	85.1%	4,182	87.2%	13%

Earnings from Continuing Operations
Before Minority Interest and IncomeTaxes	831	14.9%	612	12.8%	36%
Provision for income taxes	277		157
Minority interest, net of taxes	125		81
Earnings from Continuing Operations	$429	7.7%	$374	7.8%	15%

Earnings Per Share - Basic	$0.22		$0.19		16%
Average Shares - Basic	1,937		1,935

Earnings Per Share - Diluted	$0.22		$0.19		16%
Average Shares - Diluted	1,973		1,940

Selected Products	Worldwide Sales $in Millions	% Var.	Change in U.S. Rx Demand 4Q03 vs. 4Q02

Plavix	$808	44%	29%
Pravachol/Pravigard Pac	729	22%	2%
Avapro/Avalide	230	33%	17%
Enfamil	201	12%	N/A
Sustiva	139	30%	11%
Ostomy	134	6%	N/A
Glucovance	109	45%	-1%
Glucophage XR	89	82%	-16%
Wound Care	89	16%	N/A
Zerit	76	-25%	-28%
Videx/Videx EC	68	6%	3%
Coumadin	54	-13%	-18%

Other (Income)/Expense

	2003	2002

Interest Expense	138	106
Interest Income	(86)	(47)
Foreign Exchange	18	(3)
Other - net	(99)	110
	(29)	166

* Certain amounts in the unaudited consolidated financial statements for the three months ended December 31, 2002 have been reclassified to conform to current year presentation.

BRISTOL-MYERS SQUIBB COMPANY

2003 ANNUAL REVIEW *

($ in Millions)

Corporate Overview - Continuing Operations

Revenues:

	2003	% of Total	2002	% of Total	% Var.

Pharmaceuticals	$14,869	71.9%	$12,805	70.7%	16%
Oncology Therapeutics Network	2,241	10.9%	1,900	10.5%	18%
Nutritionals	1,889	9.1%	1,828	10.1%	3%
Other Healtcare	1,672	8.1%	1,586	8.7%	5%
ConvaTec	828	4.0%	744	4.1%	11%
Medical Imaging	504	2.4%	465	2.5%	8%
Consumer Medicines	340	1.7%	377	2.1%	-10%
	20,671	100.0%	18,119	100.0%	14%

Expenses:

		% of Sales		% of Sales	% Var.

COGS	7,575	36.6%	6,510	35.9%	16%
SG&A	4,578	22.2%	3,972	22.0%	15%
Adv. & Promo.	1,609	7.9%	1,291	7.2%	25%
R&D	2,279	11.0%	2,217	12.2%	3%
Acquired in-process research & development	—	—	169	0.9%	-100%
Gain on sale of businesses	—	—	(30)	-0.2%	100%
Provision for restructuring	16	0.1%	14	0.1%	14%
Litigation settlement	174	0.8%	659	3.6%	-74%
Asset impairment charge for ImClone	—	—	379	2.1%	-100%
Equity income from affiliates, net	(102)	-0.5%	(87)	-0.5%	17%
Other (Inc)/Exp, net	71	0.3%	251	1.4%	-72%

	16,200	78.4%	15,345	84.7%	6%

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	4,471	21.6%	2,774	15.3%	61%
Provision for income taxes	1,173		484
Minority interest, net of taxes	346		256
Earnings from Continuing Operations	$2,952	14.3%	$2,034	11.2%	45%

Earnings Per Share - Basic	$1.52		$1.05		45%
Average Shares - Basic	1,937		1,936

Earnings Per Share - Diluted	$1.51		$1.05		44%
Average Shares - Diluted	1,950		1,942

Selected Products	Worldwide Sales $in Millions	% Var.	Change in U.S. Rx Demand YTD 03 vs. YTD 02

Pravachol/Pravigard Pac	$2,827	25%	2%
Plavix	2,467	31%	29%
Avapro/Avalide	757	29%	15%
Enfamil	721	-4%	N/A
Sustiva	544	20%	17%
Ostomy	503	10%	N/A
Glucovance	424	72%	3%
Glucophage XR	395	33%	-3%
Zerit	354	-20%	-25%
Wound Care	314	14%	N/A
Coumadin	303	1%	-15%
Videx/Videx EC	267	2%	3%

Other (Income)/Expense

	2003	2002

Interest Expense	488	410
Interest Income	(276)	(127)
Foreign Exchange	31	1
Other - net	(172)	(33)
	71	251

* Certain amounts in the consolidated financial statements for the twelve months ended December 31, 2002 have been reclassified to conform to current year presentation.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE SALES BY PRODUCT

FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2003	2002	% growth	2003	2002	% growth	2003	2002	% growth

Total Company	$5,571	$4,794	16%	$2,198	$1,867	18%	$3,373	$2,927	15%

PHARMACEUTICALS	4,034	3,364	20%	1,773	1,524	16%	2,261	1,840	23%

Cardiovasculars	2,027	1,569	29%	679	545	25%	1,348	1,024	32%
Plavix	808	562	44%	120	72	67%	688	490	40%
Pravachol/Pravigard Pac	729	599	22%	322	261	23%	407	338	20%
Avapro/ Avalide	230	173	33%	79	60	32%	151	113	34%
Monopril	118	85	39%	63	58	9%	55	27	104%
Coumadin	54	62	-13%	8	7	14%	46	55	-16%
Capoten/Captopril	50	52	-4%	50	52	-4%	—	—	—

Anti-Cancer	1,098	975	13%	327	284	15%	771	691	12%
TAXOL	239	214	12%	238	200	19%	1	14	-93%
Paraplatin	204	151	35%	41	35	17%	163	116	41%

Anti-Infectives	719	634	13%	381	362	5%	338	272	24%
Sustiva	139	107	30%	57	42	36%	82	65	26%
Cefzil	117	105	11%	28	26	8%	89	79	13%
Zerit	76	101	-25%	43	48	-10%	33	53	-38%
Videx/ Videx EC	68	64	6%	41	37	11%	27	27	—
Tequin	65	44	48%	11	8	38%	54	36	50%
Reyataz	49	—	—	3	—	—	46	—	—
Maxipime	48	46	4%	48	47	2%	—	(1)	100%

Central Nervous System	57	81	-30%	44	46	-4%	13	35	-63%
Sinemet	34	22	55%	25	20	25%	9	2	***
BuSpar	10	5	100%	7	8	-13%	3	(3)	200%
Serzone	(4)	36	-111%	1	5	-80%	(5)	31	-116%

Other Pharmaceuticals
Glucophage Franchise	225	176	28%	5	4	25%	220	172	28%
Glucovance	109	75	45%	2	1	100%	107	74	45%
Glucophage XR	89	49	82%	—	—	—	89	49	82%
Glucophage	19	37	-49%	3	3	—	16	34	-53%
Metaglip	8	15	-47%	—	—	—	8	15	-47%
Abilify**	80	25	***	1	—	—	79	25	***

ONCOLOGY THERAPEUTICS NETWORK	589	532	11%	—	—	—	589	532	11%

NUTRITIONALS	506	463	9%	237	225	5%	269	238	13%

Infant Formulas	332	286	16%	110	100	10%	222	186	19%
Enfamil	201	179	12%	61	57	7%	140	122	15%

Other Nutritional Products
Toddler/Children’s Nutritionals	108	103	5%	108	103	5%	—	—	—
Adult Consumer Nutritionals	34	40	-15%	12	11	9%	22	29	-24%

OTHER HEALTHCARE	442	435	2%	211	193	9%	231	242	-5%

CONVATEC PRODUCTS	226	205	10%	160	135	19%	66	70	-6%
Ostomy	134	126	6%	98	84	17%	36	42	-14%
Wound Care Products	89	77	16%	60	48	25%	29	29	—

MEDICAL IMAGING	126	125	1%	19	20	-5%	107	105	2%
Cardiolite	80	82	-2%	9	10	-10%	71	72	-1%

CONSUMER MEDICINES	90	105	-14%	32	38	-16%	58	67	-13%

*                                         This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.  As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**                                  Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***                           In excess of 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE SALES BY PRODUCT

FOR THE YEAR ENDED DECEMBER 31, 2003

($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2003	2002	% growth	2003	2002	% growth	2003	2002	% growth

Total Company	$20,671	$18,119	14%	$7,997	$6,758	18%	$12,674	$11,361	12%

PHARMACEUTICALS	14,869	12,805	16%	6,473	5,531	17%	8,396	7,274	15%

Cardiovasculars	7,160	5,831	23%	2,486	2,013	23%	4,674	3,818	22%
Pravachol/Pravigard Pac	2,827	2,266	25%	1,222	955	28%	1,605	1,311	22%
Plavix	2,467	1,890	31%	382	245	56%	2,085	1,645	27%
Avapro/ Avalide	757	586	29%	283	205	38%	474	381	24%
Monopril	470	426	10%	242	230	5%	228	196	16%
Coumadin	303	300	1%	26	26	—	277	274	1%
Capoten/Captopril	197	209	-6%	197	208	-5%	—	1	-100%

Anti-Cancer	4,341	3,783	15%	1,196	1,016	18%	3,145	2,767	14%
TAXOL	934	857	9%	882	719	23%	52	138	-62%
Paraplatin	905	727	24%	136	118	15%	769	609	26%

Anti-Infectives	2,575	2,396	7%	1,453	1,337	9%	1,122	1,059	6%
Sustiva	544	455	20%	210	160	31%	334	295	13%
Zerit	354	443	-20%	181	198	-9%	173	245	-29%
Cefzil	327	287	14%	93	81	15%	234	206	14%
Videx/ Videx EC	267	262	2%	158	140	13%	109	122	-11%
Tequin	208	184	13%	39	26	50%	169	158	7%
Maxipime	181	163	11%	181	164	10%	—	(1)	100%
Reyataz	88	—	—	5	—	—	83	—	—

Central Nervous System	311	430	-28%	166	169	-2%	145	261	-44%
Sinemet	108	97	11%	86	77	12%	22	20	10%
Serzone	98	221	-56%	7	20	-65%	91	201	-55%
BuSpar	35	53	-34%	29	29	—	6	24	-75%

Other Pharmaceuticals
Glucophage Franchise	948	778	22%	18	17	6%	930	761	22%
Glucovance	424	246	72%	5	3	67%	419	243	72%
Glucophage XR	395	297	33%	1	1	—	394	296	33%
Glucophage	118	220	-46%	11	13	-15%	107	207	-48%
Metaglip	11	15	-27%	1	—	—	10	15	33-%
Abilify**	283	25	***	3	—	—	280	25	***

ONCOLOGY THERAPEUTICS NETWORK	2,241	1,900	18%	—	—	—	2,241	1,900	18%

NUTRITIONALS	1,889	1,828	3%	932	864	8%	957	964	-1%

Infant Formulas	1,196	1,176	2%	427	394	8%	769	782	-2%
Enfamil	721	750	-4%	235	228	3%	486	522	-7%

Other Nutritional Products
Toddler/Children’s Nutritionals	421	383	10%	421	383	10%	—	—	—
Adult Consumer Nutritionals	144	139	4%	44	40	10%	100	99	1%

OTHER HEALTHCARE	1,672	1,586	5%	761	675	13%	911	911	—

CONVATEC PRODUCTS	828	744	11%	566	482	17%	262	262	—
Ostomy	503	459	10%	349	303	15%	154	156	-1%
Wound Care Products	314	276	14%	210	173	21%	104	103	1%

MEDICAL IMAGING	504	465	8%	78	72	8%	426	393	8%
Cardiolite	324	299	8%	39	34	15%	285	265	8%

CONSUMER MEDICINES	340	377	-10%	117	121	-3%	223	256	-13%

*                                         This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.  As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**                                  Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***                           In excess of 200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

	2002
	Q1 *	Q2 *	Q3 *	Q4 *	TOTAL YEAR *
Reported Earnings Before Minority Interest and Income Taxes	$1,259	$752	$151	$612	$2,774

Non-comparable items:
Acquired in-process research and development	160	—	7	2	169
Provision for restructuring/other	89	4	541	93	727
Asset impairment charge	—	—	379	—	379
Gain on sale of businesses/product lines	(30)	—	—	—	(30)
Tax issues	—	—	—	—	—

Earnings Before Minority Interest and Income Taxes excluding specified items	$1,478	$756	$1,078	$707	$4,019

	2003
	Q1 *	Q2 *	Q3 *	Q4	TOTAL YEAR

Reported Earnings Before Minority Interest and Income Taxes	$1,120	$1,217	$1,303	$831	$4,471

Non-comparable items:
Provision for restructuring/other	26	(6)	55	110	185
Litigation settlement	(21)	(41)	(4)	240	174

Earnings Before Minority Interest and Income Taxes excluding specified items	$1,125	$1,170	$1,354	$1,181	$4,830

*       Amounts included in reported earnings before minority interest and income taxes have been reclassified to conform to current year presentation.

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2002
	Q1	Q2	Q3	Q4	TOTAL YEAR *

Reported Diluted EPS	$0.43	$0.25	$0.17	$0.19	$1.05

Non-comparable items:
Acquired in-process research and development	0.05	—	—	—	0.05
Provision for restructuring/other	0.03	—	0.17	0.03	0.22
Asset impairment charge	—	—	0.12	—	0.13
Gain on sale of businesses/product lines	(0.01)	—	—	—	(0.01)
Tax issues	—	—	(0.12)	—	(0.12)

Diluted EPS excluding specified items*	$0.50	$0.25	$0.34	$0.24	$1.33

	2003
	Q1	Q2	Q3	Q4	TOTAL YEAR *

Reported Diluted EPS	$0.39	$0.45	$0.45	0.22	$1.51

Non-comparable items:
Provision for restructuring/other	0.01	—	0.02	0.04	0.07
Litigation settlement	(0.01)	(0.01)	—	0.12	0.10

Diluted EPS excluding specified items*	$0.39	$0.44	$0.47	0.37	$1.68

* - amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

DEFERRED REVENUE IMPACT ON GROSS SALES

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

($ in millions)

	Q1	Q2	Q3	Q4	December Year-to-Date

Glucophage	$32.1	$25.0	$23.5	$11.2	$91.8
Paraplatin	44.5	—	—	—	44.5
Serzone	17.2	17.5	7.3	—	42.0
Plavix	36.8	—	—	—	36.8
Pravachol	35.3	—	—	—	35.3
Sustiva	16.2	12.9	—	—	29.1
Tequin	15.1	11.0	—	—	26.1
Cefzil	22.0	—	—	—	22.0
Monopril	20.5	—	—	—	20.5
Avapro	17.2	—	—	—	17.2
Videx	7.6	4.2	—	—	11.8
Glucophage XR	11.3	—	—	—	11.3
Glucovance	11.0	—	—	—	11.0
BuSpar	5.4	2.7	0.4	—	8.5
TAXOL	7.4	—	—	—	7.4
Zerit	6.8	—	—	—	6.8
Megace	—	1.0	1.4	—	2.4
	306.4	74.3	32.6	11.2	424.5

Less: Deferred discounts	(10.9)	(5.0)	—	—	(15.9)
Total Impact on Gross Sales	$295.5	$69.3	$32.6	$11.2	$408.6	*

*       amount is further reduced by approximately $88 of sales rebate and return accruals to arrive at an impact on net sales of $321.

BRISTOL-MYERS SQUIBB COMPANY

Other (Income)/Expense Reclass

($ in Millions)

Corporate Overview - Continuing Operations

	September Year To Date 2003
	Reported	Adjustment	Adjusted
Revenues:
Sales	$15,100		$15,100
COGS	5,389	106	5,495
SG&A	3,208	81	3,289
Adv. & Promo.	1,157	(12)	1,145
R&D	1,574	(9)	1,565
Provision for restructuring	8		8
Litigation settlement	(66)		(66)
Equity income from affiliates, net	—	(76)	(76)
Other (Inc)/Exp, net	298	(198)	100

	11,568		11,460

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	3,532		3,640
Provision for income taxes	859	37	896
Minority interest, net of taxes	150	71	221
Earnings from Continuing Operations	$2,523		$2,523

	December Year To Date 2002
	Reported	Adjustment	Adjusted
Revenues:
Sales	$18,119		$18,119
COGS	6,388	122	6,510
SG&A	3,923	49	3,972
Adv. & Promo.	1,295	(4)	1,291
R&D	2,218	(1)	2,217
Acquired in-process research & development	169		169
Gain on sale of businesses	(30)		(30)
Provision for restructuring	14		14
Litigation settlement	659		659
Asset impairment charge for ImClone	379		379
Equity income from affiliates, net	—	(87)	(87)
Other (Inc)/Exp, net	457	(206)	251

	15,472		15,345

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	2,647		2,774
Provision for income taxes	435	49	484
Minority interest, net of taxes	178	78	256
Earnings from Continuing Operations	$2,034		$2,034

BRISTOL-MYERS SQUIBB COMPANY
2004 SPECIFIED  ITEMS EPS IMPACT

EPS Impact

Estimated Gain on sale of Adult Nutritional Business	$0.10

Anticipated restructuring/relocation	(0.06)

Preliminary estimate of charge for in-process research and development from acquisition of Acordis	(0.03)

Licensing Milestones	(0.01)

Total	$—